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                                                                   EXHIBIT 10.24

  SECOND AMENDMENT TO THE EXCLUSIVE RAGNAROK LICENSE AND DISTRIBUTION AGREEMENT

THIS SECOND AMENDMENT to the Exclusive Ragnarok License and Distribution Agreement (this "Amendment"), dated as of 18. November, 2003 was entered into by and between Burda Holding International GmbH, a company organized under the laws of Germany ("LICENSEE"), having its principal offices at Arabellastrasse 23, 81925 Munich, Germany and Gravity Corporation, a company organized under the laws of the Republic of Korea ("LICENSOR"), having its principal offices at 3rd Fl. Shingu Bldg., 620-2, Shinsa-Dong, Kangnam-Ku, Seoul, 135-894, Korea.

                                    AMENDMENT

WHEREAS, the parties have had some disputes on transfer of iRO players arising out of Article 2 Section 7 of the Agreement and the payment of the US$100,000 remaining balance of Initial Payment under Article 5 Section 1(a) of the Agreement;

WHEREAS, Licensee acknowledged difficulties of operating the Game in Territory according to its initial business plan and thus asked Licensor for a reduction of Royalty set forth in Article 5 Section 1(b) of the Agreement;

WHEREAS, the parties have had some discussions about certain re-adjustments of conditions of the Agreement dated as of 18. November, 2003; and

WHEREAS, the parties to this Amendment have reached an agreement, according to which:

     o Licensor waives his right to claim a payment of US$ 100,000.00 (hundred thousand United States Dollars) in exchange for the transfer of the iRO Players according to Section 2.7 of the Agreement;

     o Royalties will be reduced from 33% to 30% starting from 01.12.2004 until 30.11.2005.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the same meaning as those used in the Agreement.

2. Due to certain legal restrictions regarding the transfer of iRO Players accounts from the US to Licensee as agreed upon in Section 2.7 of the Agreement, the Parties agree to delete Section 2.7 of the Agreement.

3.   Article 5 Section 1 of the Agreement will be modified as follows:

     "5.1 IN CONSIDERATION OF THE LICENSE AND TECHNICAL ASSISTANCE GRANTED UNDER THIS AGREEMENT, LICENSEE SHALL PAY THE FOLLOWING AMOUNTS TO LICENSOR:


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     (a) INITIAL PAYMENT

     LICENSEE SHALL PAY TO LICENSOR A SUM OF 150,000 UNITED STATES DOLLARS (USD 150,000) ("INITIAL PAYMENT") WITHIN SEVEN (10) DAYS AFTER THE DATE OF SIGNING THE AGREEMENT AND BEFORE THE COMMENCEMENT OF COMMERCIAL SERVICE OF THE GAME ("COMMERCIAL SERVICE DATE").

     THE INITIAL PAYMENT, WHETHER IN PART OR IN WHOLE, SHALL NOT BE REFUNDED TO OR RECOUPED BY LICENSEE, EXCEPT FOR CASES WHERE THE GAME DOES NOT FUNCTION PROPERLY DUE TO INHERENT DEFECTS OR BUGS THEREIN INCLUDING ANY EXTERNAL SOFTWARE AND TECHNOLOGY PROVIDED BY THE LICENSOR, WHICH ARE NOT REMEDIED BY LICENSOR WITHIN EIGHTY (80) DAYS FROM THE DATE WHEN THE WRITTEN REPORT UPON SUCH DEFECTS OR BUGS BEEN DELIVERED TO LICENSOR BY LICENSEE OR IN CASES WHERE THE GAME CANNOT BE LAUNCHED IN THE TERRITORY DUE TO FORCE MAJEURE.

     (b) ROYALTY AND REPORT

     IN ADDITION TO THE INITIAL PAYMENT, LICENSEE SHALL PAY TO LICENSOR FOR THE LICENSE PERIOD 01.12.2004 UNTIL 30.11.2005 AS CONTINUING ROYALTIES THIRTY PERCENT (30%) OF THE GROSS SALES AMOUNT ("REDUCED ROYALTY"). FOR THE LICENSE PERIOD BEFORE AND THEREAFTER LICENSEE WILL PAY AS CONTINUING ROYALTIES THIRTY-THREE PERCENT (33%) OF THE GROSS SALES AMOUNT ("ROYALTY"). THE ROYALTY AND THE REDUCED ROYALTY SHALL BE PAID ON A MONTHLY BASIS WITHIN TWENTY-FIVE (25) DAYS AFTER THE ROYALTY REPORT AS PROVIDED FOR BELOW HAS BEEN RECEIVED BY LICENSOR. PAYMENT SHALL BE DEEMED MADE UPON PRESENTATION OF LICENSEE WHETHER IN FAX OR ANY OTHER MEANS THE REMITTANCE CONFIRMATION OR NOTICE TO LICENSOR. IN ANY CASE, UNLESS LICENSOR ACTUALLY RECEIVES THE REMITTED AMOUNT, THE PAYMENT SHALL NOT BE DEEMED TO BE PAID. LICENSEE SHALL ALSO PROVIDE LICENSOR WITH A REPORT ("ROYALTY REPORT") ON A MONTHLY BASIS WITHIN TWENTY (20) DAYS AFTER THE END OF THE APPLICABLE MONTH. EACH ROYALTY REPORT SHALL CONTAIN DETAILED INFORMATION ON THE CALCULATION OF SERVICE-SALES AMOUNT FOR THE APPLICABLE MONTH AND SHALL BE ACCOMPANIED BY THE ACCOUNTING STATEMENT SHOWING THE CALCULATION AND AGGREGATE AMOUNT OF ROYALTIES. FOR THE FIRST MONTH AFTER THE COMMERCIAL SERVICE DATE, LICENSEE SHALL BE ALLOWED TO PAY THE ROYALTY DUE WITHIN SIXTY (60) DAYS AFTER THE END OF THE APPLICABLE MONTH."


Article 11 (Confidentiality), Article 13 (Termination), Article 14 (Force Majeure) and Article 15 (General Provisions) of the Agreement will also apply to this Amendment.

It is understood and agreed that this Amendment is a compromise settlement of currently existing and disputed claims, and that neither Licensee nor Licensor have admitted any liability or wrongdoing.


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IN WITNESS WHEREOF, the Parties have caused and executed this Agreement on the date first above-written in duplicate originals by their duly authorized representatives as of the day and year first above written.



FOR AND ON BEHALF OF                    FOR AND ON BEHALF OF
GRAVITY CORPORATION,                    BURDA HOLDING INTERNATIONAL Gmbh



By: /s/ Jung Ryool Kim                  By: /s/ Jan-Gisbert Schultze
    -----------------------                 ----------------------------
Name:  Jung-Ryool Kim                   Name:  Dr. Jan-Gisbert Schultze
Title: Chairman                         Title: CEO
Date:                                   Date:
Witness:                                Witness:


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